SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 21, 1996
                                                ---------------------------


                               GULF POWER COMPANY
             (Exact name of registrant as specified in its charter)


       Maine                          0-2429                 59-0276810
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(State or other jurisdiction       (Commission             (IRS Employer)
  of incorporation)                File Number)          (Identification No.)


500 Bayfront Parkway, Pensacola, Florida                           32501
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (904)  444-6111
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                                       N/A
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     (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


        (c) Exhibits.

            23   -   Consent of Arthur Andersen LLP.

            27   -   Financial Data Schedule.

            99   -   Audited Financial Statements of Gulf Power Company
                     as of December 31, 1995.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GULF POWER COMPANY


                                           /s/ Wayne Boston
                                           By  Wayne Boston
                                            Assistant Secretary


Date:    March 1, 1996